UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

On October 25, 2012, after 5:30 p.m. Eastern Time, representatives of Cracker Barrel Old Country Store, Inc. (the “Company”) delivered the following presentation to Institutional Shareholder Services. This letter was also posted to the “Proxy Contest” section of the Company’s Investor Relations website, investor.crackerbarrel.com.

Fall 2012 On the Right Track, Generating Exceptional Performance WHY WE BELIEVE SARDAR BIGLARI IS WRONG FOR THIS BOARD

IMPORTANT ADDITIONAL INFORMATION
Cracker Barrel Old Country Store, Inc. (“the Company”) urges caution in considering current trends and earnings guidance disclosed in this presentation. Except for specific historical information, matters discussed in this presentation are forward looking statements that involve risks, uncertainties and other factors that may cause actual results and performance of the Company to differ materially from those expressed or implied in this discussion. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995.
More detailed information on risks, uncertainties, and other factors is provided in the Company’s filings with the Securities and
Exchange Commission, press releases and other communications.
Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from
Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2012 Annual Meeting. On October 4,
2012, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and
Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders.
INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING
PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME
AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including
Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

2 I. Executive Summary II. Delivering on our Six Priorities III. Driving Best-in-Class Results IV. Why We Believe Sardar Biglari is Wrong for This Board Appendix Table of Contents

I. Executive Summary

4
Improve same store sales
and traffic trends
Accelerating same store sales
growth in last three quarters with Q4
traffic up 1.4%
Cut costs and leverage fixed
costs to enhance profitability
FY 2012 operating margin growth of
50 bps
Reconfigure the Board with
new members bringing a
fresh perspective
7 new board members
1
, including a
Fill in key management
positions to enhance
functional capabilities
Revitalized leadership – five senior
executives new to Cracker Barrel or
serving in new positions since
January 2011
Develop a long-term plan to
maintain operating
momentum
Same store sales outperforming
casual dining peers in Knapp-
Track™ for three consecutive
quarters
WHAT WE HAVE ACCOMPLISHED IN THE PAST YEAR
Delivering on the Company’s Promises
(1) Changes to board since 20-Jun-2011.
(2) As announced on 6-Aug-2012, to be effective following Michael A. Woodhouse’s retirement in early November 2012.
new independent Chairman

CBRL STOCK PRICE HAS INCREASED SIGNIFICANTLY
Since Announcement of Our Strategic Priorities We Have Delivered Outstanding Shareholder Returns
Source:  Bloomberg, public filings, Company press releases, and IBES
Note: 12-Sep-2011; is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.  Please see Appendix for reconciliation of
GAAP basis operating results to adjusted non-GAAP operating results.
(1)  Figure used for comparability to IBES estimates is GAAP basis, earnings per diluted share of $1.47. When adjusted for the impact of the extra week in FY’ 12 and certain charges in the current and prior year, adjusted earnings per diluted share were $1.20.
68.4% INCREASE
$30
$40
$50
$60
$70
2011 Nov- 2011 Jan- 2012 Mar- 2012 May- 2012 Jul- 2012 Sep- 2012
CBRL reports 1Q12 EPS
of $1.09 excl. proxy costs,
4.8% higher than analyst
expectations
2011
A majority of
shareholders vote for
CBRL's slate of directors
CBRL reports 3Q12 EPS of
$0.86 excl. proxy costs, 16.2%
higher than analyst
expectations
$39.86
CBRL reports 4Q12 EPS
of $1.47, 13.1% higher
than analyst expectations
26-Apr- 2012
CBRL hosts Analyst and
Investor Day reviewing
strategic initiatives
21- Feb- 2012
CBRL reports 2Q12 EPS of
$1.20 excl. proxy costs, 5.3%
higher than analyst expectations
13- Sep- 2011
New CEO Sandy
Cochran announces
strategic priorities
Sep-
Nov-2011
Dec-
-May- 2012
Sep- 2012
1
22-
20-
22
19-
$67.11
Daily from 12-Sep-2011 to 28 -Sep-2012

Indexed Price
Sep-2011
Dec-2011
Mar-2012
Jun-2012
Sep-2012

Indexed Price
Dec-2011
Feb-2012
Apr-2012
Jul-2012
Sep-2012

Since December 2011 Proxy Vote²
Since Announcement of Our Strategic Priorities¹
CBRL HAS SIGNIFICANTLY OUTPERFORMED ITS PEERS
No Matter What Benchmark You Use, CBRL Has Outperformed
Cracker Barrel Peer Set S&P 500 Restaurant Index
S&P 600 Restaurant Index S&P 1500 Restaurant Index S&P 500 Index
90%
100%
110%
120%
130%
140%
Daily from 20-Dec-2011 to 28-Sep-2012
36.4%
25.8%
21.9%
16.1%
3.1%
1.0%
90%
100%
110%
120%
130%
140%
150%
160%
170%
Daily from 12-Sep-2011 to 28-Sep-2012
68.4%
35.1%
34.8%
17.8%
15.4%
24.0%
(1) 12-Sep-2011; is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.
(2) 20-Dec-2011; date of CBRL’s 2011 Annual General Meeting, proxies voted.
Source:  Bloomberg
Note:  Peer set includes BH, BOBE, EAT, CAKE, DRI, DENN, RT, TXRH. S&P Restaurant Index includes the restaurant companies in the S&P 500 Index:  CMG, DRI,
MCD, SBUX, YUM.  S&P 600 Restaurant Index includes the restaurant companies in the S&P 600 Index:  BJRI, BH, BWLD, CEC, CBRL, DIN, JACK, PZZA, PEET, RRGB,
RT, RUTH, SONC, TXRH.  S&P 1,500 Restaurant Index includes the restaurant companies in the S&P 1,500 Index:  BJRI, BH, BOBE, EAT, BWLD, CEC, CAKE, CMG,
CBRL, DRI, DIN, JACK, MCD, PNRA, PZZA, PEET, RRGB, RT, RUTH, SONC, SBUX, TXRH, WEN, YUM.

OUR SHAREHOLDERS HAVE BENEFITED FROM OUR
PERFORMANCE AND RETURN OF CAPITAL POLICIES
($ in millions)
Source:  Public filings and Bloomberg
Note: 12-Sep-2011; is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.
$ 663.5
$22.4
$915.8
$14.9 $1,616.6
CBRL Equity
Market Cap.
Total
Shareholder
Value
12-Sep-2011
Increase in
CBRL Equity
Market Cap.
28-Sep-2012
Increase in
CBRL Equity
Market Cap.
= $700.7
FY 2012
Dividends Paid
FY 2012
Shares Repurchased
28-Sep-2012

WE BELIEVE THIS VALUE CREATION RESULTS FROM
SUCCESSFUL EXECUTION OF OUR STRATEGIC PRIORITIES
Source:  Public filings
Note:  Announcement of Strategic Priorities on 13-Sep-2011.
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
Comparable Restaurant
Traffic
(4.2)% (3.8)% 1.1% 0.6% 1.4%
Average Check
2.8% 2.2% 2.4% 2.5% 2.4%
Comparable Restaurant
Sales
(1.4)% (1.6)% 3.5% 3.1% 3.8%
Comparable Retail Sales (0.7) % (1.3)% 3.4% 0.3% 3.1%
Our Customers Have Responded to Focus on Menu, Marketing, and Execution
Announcement
of Our Strategic
Priorities

WHY WE ARE HERE…AGAIN
Despite losing by a significant margin in last year's proxy fight, Sardar Biglari remains inexplicably insistent in his campaign against Cracker Barrel.  Why do we say
“inexplicably?” Because of all we accomplished over the past year
What would Biglari have done differently?
– We don’t know – he hasn’t raised specific new ideas or suggestions to management or the Board, despite having many opportunities to do so
We believe Sardar Biglari has a conflict of interest, a history of “creeping control” that is not in the best interest of shareholders, and a questionable track record on corporate governance
Despite being offered two independent seats (for the second year), he turned the offer down
– Biglari refuses to consider any settlement offer unless he is personally appointed to the Board
– Our shareholders determined he was not right for the Board last year
• We agreed and believe he is not right for the Board this year either
This discussion should be about the business and who’s got it on the right path

II. Delivering on our Six Priorities

1

2

3

4

5

6

Cracker Barrel
Old Country Store

New marketing messaging Reinforce Authentic Value
Refined menu and pricing Increase Variety & Everyday Affordability
Enhanced restaurant operating
platform
Sustainably Improve the Guest
Experience
Innovative tactics driving retail
sales growth
Deliver Value & Connection With the
Brand
Focused cost reduction
Offset Commodity Pressures and Other
Costs
Balanced approach to capital
allocation
Enhance Shareholder Value
WHAT WE TOLD YOU WE’D DO 12 MONTHS AGO
Key Priorities Objectives

1

Cracker Barrel
WEEKDAY LUNCH SPECIALS $5.99
Next Exit

Cracker Barrel
MADE FROM SCRATCH ALL DAY
Next Exit

Old Country Store

(4.2%)
(3.8%)
1.1%
0.6%
1.4%
Q4
2011
Q1
2012
Q2
2012
Q3
2012
Q4
2012
NEW MARKETING MESSAGE
“Hand Crafted by Cracker Barrel”
Source:  Public filings
Launched national cable advertising for the first time, focusing on brand building during the busiest seasons (Q2 & Q4)
Utilized radio advertising to promote products and value
Leveraged billboards to support travel business
Hired new advertising agency Havas Worldwide (formerly known as
Euro RSCG Worldwide)
Continued Investment in Billboards First National Television Campaign Comparable Restaurant Traffic

2

A FRESH LOOK
AT OUR FAVORITE SALADS

CRACKER BARREL
OLD COUNTRY STORE
Good Country Cookin'

Cracker Barrel Old Country Store

REFINE MENU AND PRICING
Guest Satisfaction Results Show Overall Value Scores at Historic Highs
Launched salad refresh as part of the
summer seasonal promotion
– Feature salad, including dressing
and crackers, under 600 calories
– Exceeded expectations for mix and
guest satisfaction
2
Better-
For-You
Daily
Lunch
Specials
Highlighted an attractive $5.99 price point
Drove week-day lunch traffic
Reinforced value perception across all day-parts

CONSUMER PICKS

Overall Scores

FAMILY-DINING RESTAURANTS

(1) Source: Nation's Restaurant News and WD Partners, 2012 Consumer Picks family dining segment survey.
(2)  Weighted by attribute importance.
(3)  100-149 responses.
3
During the year, received all-time company high scores in nine categories on the guest feedback program
For the second year in a row we have received top honors in the family dining segment of the Consumer
Picks survey conducted for
Nation’s Restaurant News
magazine
Past Year’s Focus on Guest Experience Has Driven Significant Improvements to Guest Satisfaction
Overall Satisfaction Intent to Recommend Overall Value
ENHANCE RESTAURANT OPERATING PLATFORM
July-2011 July-2012
70.0%
71.0%
July-2011 July-2012
59.1%
61.1%
Rank ¹
Chain
Score ²
1
Cracker Barrel Restaurant and Old Country Store 70.3%
2
Marie Callender's ³
62.1
3
Bob Evans Restaurants 61.2
4
The Original Pancake House ³
59.7
5
IHOP 53.5
6
Steak ‘N Shake 52.1
7
Village Inn 51.9
8
Perkins Restaurant & Bakery 51.5
9
Big Boy 50.2
10
Friendly’s Ice Cream 47.5
11
Shoney’s 45.5
12
Huddle House ³
44.8
13
Denny’s 43.9
14
Waffle House 41.4
July-2011 July-2012
69.7%
70.6%

INNOVATIVE TACTICS DRIVING RETAIL SALES GROWTH
Game Plan for Growing Retail Sales…
Source:  Public filings
Quarterly Retail Same Store Sales
4
Merchandising
Strategy
Support the restaurant
by reinforcing the
emotional connection to
the Brand
Be a destination retailer
for specific occasions
and drive traffic for the
restaurant
+
Unique Nostalgic Seasonal Everyday Needs
April-2012:  Appointed new SVP of
Retail, Laura Daily
(0.7)%
(1.3)%
3.4%
0.3%
3.1%
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012

FOCUSED COST REDUCTION
Source:  Public filings
(1) Adjusted for 53 rd week in FY’12, proxy contest expenses, severance and restructuring charges. Please see Appendix for reconciliation of GAAP basis operating results to adjusted non-GAAP operating results.
5
Improving Productivity of the Box
Margin and Process Improvement
Eliminating Annual G&A and Labor Expenses
April-2012: Realigned field leadership
July-2011: Restructured home office
Labor Management System
Improves direction of weekly training, productivity,
and execution
Hourly wage expense down 50bps in Q4 2012
Transportation Management System
Improves efficiency in the distribution of retail
merchandise
Improved
Technology
Streamlined
Supply
Chain and
Purchasing
Increasing
Labor
Productivity
Enhanced
Operating
Systems
Leveraging Our Support Cost Base Adjusted EPS   & Operating Inc as % of Sales
FY 2011 FY 2012
$3.81
$4.34
FY 2011 Q4 FY 2012 Q4
$1.01
$1.20
FY 2011 FY 2012
6.9%
7.4%
1

BALANCED APPROACH TO CAPITAL ALLOCATION
6
Dividend Yield
Dividend Payout Ratio
2.1%
3.0%
3.6%
2.8%
2.3%
2.1%
1.3%
0.0% 0.0% 0.0%
CBRL - One
Year Ago
CBRL DRI BOBE EAT TXRH CAKE BH DENN RT
Peer Median:  1.7%
20.5%
46.1%
54.6%
45.6%
40.8%
38.3%
27.6%
0.0% 0.0% 0.0%
CBRL - One
Year Ago
CBRL DRI BOBE EAT TXRH CAKE BH DENN RT
Peer Median:  32.9%
2 3
Source:  Bloomberg and public filings
Note:  Market data as of 28-Sep-2012.
(1)
(2)
(3)
Calculated as latest annualized latest dividend per share divided by last twelve months reported diluted earnings per share.  Adjusted diluted earnings per share and / or diluted earnings per share from continuing operations used as disclosed.
CAKE not adjusted for impact of 53 rd week in FY’11 due to lack of disclosure.
Adjusted for 53 rd week in FY’12, proxy contest expenses, severance and restructuring charges. Please see Appendix for reconciliation of GAAP basis operating results to adjusted non-GAAP operating results.
1

III. Driving Best-in-Class Results

ENHANCE
THE CORE

EXPAND
THE FOOTPRINT

EXTEND
THE BRAND

Cracker Barrel Old Country Store

Sales Growth ~5%
Operating Income Growth ~8-10%
Earnings Per Share Growth ~12-15%
Total Shareholder Return ~15-18%
Decisive Action Driving
Total Shareholder
Return
BUILDING ON OUR RECENT SUCCESS
Continued focus on six business priorities
Focus on increasing average unit volume in existing stores
Increase retail sales with unique and nostalgic merchandise
Drive increased profitability in existing locations
Continued commitment to profitable new unit growth
Allocate capital in a way to maximize value
Extend the power of the brand beyond the physical store
Long term value creation through e-commerce & development of branded products platform
Focus on Operational Excellence in Existing Units AND
Profitable New Restaurant Growth
2012 – 2015 Strategic Plan
– New store growth: 2-3% / per year; focus on most profitable growth, best locations, and flawless execution

ACCELERATION OF COMPARABLE RESTAURANT SAME STORE
SALES VS. KNAPP-TRACK™
Three Consecutive Knapp-Track™ Beats in FY 2012
Source: Public filings and Knapp-Track™
Note: Knapp-Track™ Casual Dining Index Comparable Sales figure is an approximation based on respective weekly averages.
Cracker Barrel vs.
Knapp-Track™
(2.5)% 1.3% 2.1% 3.5%
(1.6)%
3.5%
3.1%
3.8%
0.9%
2.2%
1.0%
0.3%
First Quarter Second Quarter Third Quarter Fourth Quarter
-Track
Cracker Barrel Comparable Restaurant Sales
Knapp
TM
Casual Dining Index Comparable Sales

Bob Evans
FARMS
Denny's
The Cheesecake Factory
DARDEN
BIGLARI HOLDINGS INC
Ruby Tuesday

Cracker Barrel Old Country Store

A SECTOR LEADER IN TOTAL SHAREHOLDER RETURN
TSR Since Announcement of our Strategic Priorities
Source:  Bloomberg and public filings
Note:  Total Shareholder Return calculated by share price appreciation and dividends paid (assumes dividends paid are re-invested into the stock
(purchasing more shares) on the ex-date of the dividend) over the past year.
(1)  12-Sep-2011; is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.
68.4%
74.8%
35.7%
36.8%
28.4%
25.6%
22.4%
3.7%
4.1%
3.9%
0.5%
5.0%
2.7%
72.1%
78.9%
39.6% 39.5%
37.3%
33.4%
28.3%
22.4%
(3.7)%
CBRL EAT BOBE DENN CAKE DRI TXRH BH RT
Share Price Appreciation Dividends Paid
Peer Median: 35.3%
1
Daily from 12- Sep- 2011 to 28- Sep-2012

Refresh Select Menu Categories
Reinforce value proposition for guests with a
refresh of Country Dinner Plates
Introduce better-for-you programs, including new
sides and Wholesome Fixins’
Grow Retail Sales with Unique
Merchandise
Focus on unique, exclusive, authentic
merchandise
Improve productivity with visual merchandising
and space planning
Build on Successful Handcrafted
Marketing Campaign
Continue national media strategy
Introduce new “Hand-crafted” creative
advertisements for TV, radio, and billboards
Invest in and Leverage Technology to
Support Operations and Reduce Costs
Implement technology to improve efficiencies and
food quality
Streamline processes to increase labor
productivity
Focus on Maximizing
Shareholder Returns
Target 2-3% annual new unit growth over the next
three years
Pay competitive dividends and repurchase shares
Improve E-commerce Business
and Develop Branded Products
Platform
Grow e-commerce awareness and revenues
Lay groundwork to sell Cracker Barrel branded
products in grocery stores
UPDATED BUSINESS PRIORITIES TO CONTINUE DRIVING
PERFORMANCE THROUGH 2013
Key Priorities Objectives
1
2
3
4
5
6

A RENEWED BOARD HELPING TO DRIVE PERFORMANCE
Note:  Represents board changes as implemented or announced.  Represents Board members standing for election at Cracker Barrel 2012 Annual
Shareholder Meeting.
(1)  As announced on 6-Aug-2012, to be effective following Michael A. Woodhouse’s retirement in early November 2012.
New Within Past 18 Months
Tom Barr, Vice President, Global Coffee, at Starbucks Coffee Company
Independent
Sandy Cochran, President and CEO, Cracker Barrel and former CEO, Books-A-Million
James Bradford, Dean of Vanderbilt’s Owen Graduate School of Management and former President and
CEO of AFG Industries, Inc.; Designated Independent Chairman of the Board of Cracker Barrel
Glenn Davenport, Retired Chairman and CEO, Morrison Management Specialists
Norman Johnson, Executive Chairman and Former CEO, CLARCOR Inc.
William McCarten, Chairman of the Board, DiamondRock Hospitality Company and former President and
CEO, HMS Host Corporation
Coleman Peterson, President and CEO, Hollis Enterprises, LLC and former EVP and Chief People Officer,
Wal-Mart Stores, Inc.
Richard Dobkin, retired Managing Partner of the Tampa, FL office of Ernst & Young
Martha Mitchell, retired Senior Partner and SVP, Fleishman-Hillard, International Communications
Andrea Weiss, President and CEO, Retail Consulting and former Chairman, Cortefiel Group
1

"In our view, **CBRL is generating positive growth in traffic–not just comps–thanks to its effective communication of its revamped value strategy**, and we expect sales momentum to continue. At the same time, **management continues to hone the efficiency of operations**, which we argue is a **key ingredient of CBRL's earnings power**, and we anticipate this, in conjunction with positive sales and traffic growth, will offset the effect of higher food costs in the next 12 months."

- Stephen Anderson, Miller Tabak; 19-Sep-2012

"We credit **management's outreach to local customers**–which account for about 60% of CBRL's customer **base–with sustained same-restaurant sales gains.** Specifically, we think **management's barbell strategy of appealing to value customers (e.g., $5.99 lunch entrées) and customers seeking non-traditional menu options (e.g., seasonal and "better for you" menu items) with helping CBRL boost both sales and traffic."**

- Stephen Anderson, Miller Tabak; 19-Sep-2012

"Since taking the CEO reigns (sic) in 2011, **Sandy Cochran identified several enhancements that have improved CBRL same-restaurant sales (SRS) and traffic trend**; we believe the impact of these changes will continue benefiting SRS and traffic. In addition, the Company has **identified $30 million-$45 million in cumulative cost savings that should be realized by year-end FY15, contributing roughly 100 bps to EBIT margin improvement during the next three years**. Lastly, management appears receptive to returning more capital to shareholders in terms of dividends and share repurchases."

- Christopher O'Cull, KeyBanc Capital Markets; 12-Jul-2012

"**Under the leadership of CEO Sandy Cochran**, management has taken increasingly proactive steps to enhance its core and iconic Old Country Store brand; refine and increase the relevancy of its food, service and retail products; and improve the marketing of its concept to a broadened consumer marketplace."

- Bob Derrington, Northcoast Research; 28-Jun-2012

Cracker Barrel Old Country Store

ANALYSTS CONTINUE TO COMMENT FAVORABLY ON THE STRATEGY
PUT FORTH BY THE INCUMBENT BOARD AND NEW MANAGEMENT…

Source:  Publicly available equity research reports, permission to use quotations neither sought nor obtained
Selected Analyst Commentary

IV. Why We Believe Sardar Biglari is Wrong for This Board

WHY WE BELIEVE SARDAR BIGLARI IS STILL WRONG FOR THIS
BOARD
New Cracker Barrel CEO and reconfigured Board laid out a new plan and are successfully executing that plan – we believe Biglari would be disruptive to current business momentum
We believe Biglari’s presence on our Board would create a conflict of interest – he is the CEO of a family restaurant chain and CEO of a restaurant acquisition vehicle
We believe Biglari would want to be operationally involved but has failed to disclose his specific plans or agenda for the business, either to management or directly to the Board
His repeated public pronouncements highlight his combative approach – was offered two independent board seats for representation (twice) but turned BOTH offers down
Biglari has a history of “creeping control” that we believe is not in the best interest of shareholders:
took control of Steak ‘n Shake over time without paying a premium
We believe Biglari has a questionable track record on corporate governance:  still proposing dual class of high vote / low vote stock at Biglari Holdings and proposed excessive compensation for himself at
Biglari Holdings which received negative shareholder and ISS responses
Biglari Holdings just agreed to pay a $850,000 civil penalty to resolve a Federal Trade Commission complaint for failing to comply with the Hart-Scott-Rodino Act in amassing its initial position in Cracker
Barrel – a violation the FTC’s Chairman characterized as trying to abuse the law’s “passive investor”
exemption

BIGLARI HAS ARGUED THAT HE PURCHASED CBRL STOCK FOR
INVESTMENT PURPOSES ONLY…
(1)  Biglari Holdings, press release dated 23-Sep-2011.
However, Biglari’s Rhetoric Changes Over Time and We Believe Cannot Be Relied Upon
“…we told Chairman Michael
Woodhouse that we have
purchased stock for
investment purposes only”
– Sardar Biglari
“Our intention was that even if
we were to purchase additional
stock, we would keep
ownership well under 20%.”
– Sardar Biglari
Current ownership of 17.4% exceeds his previously
announced intentions
Biglari has twice attempted to gain board seats to
influence the Company – not “investment purposes
only”
In September 2012, Biglari Holdings agreed to pay
$850,000 to settle charges that it violated anti-trust
rules when it purchased Cracker Barrel shares
1
1

…WHAT SARDAR BIGLARI RECENTLY CONFIRMED ABOUT
BIGLARI HOLDINGS
“We, however, are control investors”
1
“Biglari Holdings is an unconventional public company because it is in the business of owning other businesses without regard to any particular industry along with the stipulation that all major capital allocation decisions are made by Sardar Biglari, Chairman and CEO.
”
2
“The logic underlying the dual class structure indicates that we could gain increased flexibility in structuring acquisitions and financing transactions to augment our growth. As a holding company, we believe that the greater flexibility resulting from our proposal would transform into an advantage in our pursuit of other businesses. …We may also use such stock to acquire other businesses or combinations thereof.”
2
(1) Biglari Holdings, 2011 Letter from the Chairman, dated 10-Dec-2011.
(2) Biglari Holdings, Schedule 14A, filed 12-Sep-2012.
Source:  Public filings
Note:  Emphasis added.

WHAT DOES BIGLARI REALLY THINK?
“Biglari Holdings is a jockey stock.
You are choosing the jockey; I am choosing the horses.
It would be asinine to bet on the jockey and then deny him the saddle or whip.”
1
Source:  Public filings
Biglari Holdings, 2011 Letter from the Chairman, dated 10-Dec-2011. (1)

OUR VIEWS ON BIGLARI ARE SHARED BY WALL STREET
ANALYSTS
Selected Analyst Commentary
Source: Public news sources and publicly available equity research reports, permission to use quotations neither sought nor obtained
“ At this point in time [Biglari] hasn't revealed any plan, of which I'm aware, to the company. I think the company wants to make sure if he has designs on taking over this company and its business, they'd like to make sure the shareholders, other than just him, are well taken care of.”
- Bob Derrington, Northcoast Research, as quoted in the San Antonio Express; 18-Oct-2012
“Mr. Biglari’s argument seems to be less focused on corporate governance and shareholder performance, which was the basis of last year’s proxy fight, and more focused on demanding that as the largest shareholder he deserves two seats on Cracker Barrel’s board. We are skeptical that the other 82% of Cracker Barrel’s shareholders would vote for two executives of a direct competitor, Steak ‘n Shake, to join Cracker Barrel’s board. We find it interesting that if you exclude the investment in Cracker Barrel, Biglari Holdings has not made many shareholder enhancing decisions the past two years.
Assuming the market is reflecting the CBRL investment gain in BH’s market valuation, we estimate BH’s market value would be down about 10% since it became an active investor in Cracker Barrel on June 13, 2011 (vs. KBCM Restaurant Index
+30%). We estimate the CBRL investment represents roughly 55% of BH’s enterprise value. We expect Biglari Holdings will lose the proxy fight in November.”
- Chris O’Cull, KeyBanc Capital Markets; 20-Sep-2012
“Mr. Biglari has not issued an alternative strategic plan for CBRL but has suggested aggressive goals to drive sales and traffic without supporting details as to how such results would be realized. Under Sandy Cochran, who became CEO in
September 2011, the company has performed strongly. Numerous changes have been implemented ranging from board composition (much higher quality board in our opinion) to marketing, cost management, and willingness to return cash to shareholders.
…It
is not clear what Mr. Biglari’s plans might involve or if they could be as effective as management’s recent performance.”
- Joseph T. Buckley, Bank of America Merrill Lynch; 19-Sep-2012

OUR VIEWS ON BIGLARI ARE SHARED BY WALL STREET
ANALYSTS (CONT.)
Selected Analyst Commentary
Source: Publicly available equity research reports, permission to use quotations neither sought nor obtained
“Whatever Biglari’s intentions for CBRL still may be, however, we continue to side with management in this fight, as the company already has enacted several measures to boost operational performance (as evidenced by CBRL’s industry-leading comps in family dining), enhance shareholder value (e.g., increased dividend 14% for FY12, removed operating and corporate-level costs), and improve managerial oversight (e.g., splitting the roles of CEO and Chairman of the Board). …We surmise there will be even less incentive for shareholders to side with a potential Biglari-sponsored slate of Board nominees this November. Although the potential for a second proxy fight remains, we now think a repeat of last year’s contentious fight appears less likely.”
- Stephen Anderson, Miller Tabak; 6-Aug-2012
“Mr. Biglari has a record of “creeping” takeovers. … Biglari Holdings is essentially sending excess cash from
Steak n Shake to the Lion Fund. These investments in the Lion Fund do not appear in Biglari Holdings’ balance sheet due to the requirement to fully consolidate the Lion Fund in BH’s financial statements. In addition, the Lion
Fund’s portfolio has purchased significant interests in BH common stock, which is classified on BH’s balance sheet as treasury stock, yet the shares remain outstanding. BH’s pro-rata ownership of its common stock through Lion
Fund as of June 13, 2012 was roughly 100,000 shares, but the Lion Fund, in total, owns roughly 200,000 shares.
Essentially, Mr. Biglari has voting control of roughly 15% of BH’s common stock, but he personally owns roughly 10,000 shares (0.7%).
We wonder how BH decides between allocating excess cash to the Lion Fund and investing more in Steak
n’ Shake (since Mr. Biglari argues it is doing so well) or just returning it to BH shareholders.”
- Christopher O'Cull, KeyBanc Capital Markets; 12-Jul-2012

BIGLARI HOLDINGS INC.

Cracker Barrel Old Country Store

BIGLARI OFTEN STATES HE IS A "CONTROL INVESTOR’’ BUT WE BELIEVE
YOU SHOULD NOT ALLOW HIM TO TAKE CREEPING CONTROL OF
CRACKER BARREL AS HE DID WITH STEAK 'N SHAKE
Source:  Public filings and Bloomberg
Stock price adjusted for reverse split to be comparable to current market price.
As per Biglari's Schedule 13D/A filing on 3-Feb-2010.
As per Biglari's preliminary proxy filing on 12-Sep-2012.
17-Aug-2007
Share Price:
$309.00
Biglari discloses
5.8% ownership in
Steak ‘n Shake
Nominates himself
and Cooley to the
Board
Purchased
through:
- Lion Fund
- Western Sizzlin
- P. Cooley
Call Options:
- 20,000 shares
through Lion
Fund
- 561,000 shares
through Western
Sizzlin
7-Mar-2008
Biglari wins Proxy
Contest
19-Jun-2008
Biglari appointed Chairman
of the Board
Jul-2008
Two executive team
members resign
8-Aug-2008
Biglari appointed
CEO
Biglari originally claimed that
he had acquired shares
“for investment purposes”
Instead he:
Became Chairman and CEO
Merged with Western Sizzlin
22-Oct-2009
Announces Merger with
Western Sizzlin
BIGLARI
HOLDINGS
5.8%
Ownership
Today:
Control of 15.5%
and CEO
Share Price
(28-Sep-2012)
$365.06
8-Apr-2010
Renamed Biglari Holdings
Biglari only controlled 6.8%
Renamed Biglari Holdings
Took control
1
2
3
(1)
(2)
(3)
INC.

Indexed Price
68.4%
46.0% Outperformance
22.4%

Cracker Barrel Old Country Store

EVEN WITH BIGLARI HOLDINGS’ LARGE STAKE, BH HAS
SIGNIFICANTLY UNDERPERFORMED CBRL
CBRL Represents over 50% of BH’s Market Cap
Source:  Bloomberg and public filings
Note: 12-Sep-2011; is closing price the day prior to announcement of Strategic Priorities on 13-Sep-2011.
90%
100%
110%
120%
130%
140%
150%
160%
170%
Sep-2011 Nov-2011 Jan-2012 Mar-2012 May-2012 Jul-2012 Sep-2012
Daily from 12-Sep-2011 to 28-Sep-2012
Cracker Barrel Biglari Holdings
What value has Biglari
created for his
shareholders in his own
restaurant business
without CBRL?

BIGLARI AGAIN TURNED DOWN A GOOD FAITH SETTLEMENT
OFFER
Biglari Rejected The Following Settlement Proposal:
Biglari Holdings was offered two board seats subject only to the reasonable requirements that nominees:
– Not be affiliated with Biglari Holdings
– Not be a current executive officer or director of a competing restaurant company
– Comply with CBRL’s long-standing publicly disclosed qualification criteria
This offer was subject to the minimal conditions that, Biglari Holdings:
– Support the Board-recommended slate of nominees at the 2012 annual meeting that would include the two nominees of Biglari Holdings
– Not nominate other candidates or present shareholder proposals at the 2012 annual meeting
– Not seek to call or support any special meeting prior to the Company’s 2013 annual meeting
Many proxy fights are settled with the appointment of one or more directors that are not affiliated with the dissident, yet Biglari refuses even to consider nominating an independent director, insisting that is has to be him and Cooley
Does Mr. Biglari really want representation or simply a platform for himself?
– In voting Biglari down last year, shareholders determined last year he wasn’t right for the Board

Welcome to Steak 'n Shake

Cracker Barrel Old Country Store

35 ONE THING THAT HAS NOT CHANGED AT BIGLARI HOLDINGS… ….It’s All About Sardar

OTHER SHAREHOLDER MATTERS
Compensation – Pay for Performance Culture
Compensation Committee Review and Revisions of Compensation Practices in 2012
Compensation Policies
80% of CEO’s target total direct 2012 compensation, and 69% of other named executive officers, is contingent upon measurable performance
Incentive programs have one, two and three year performance periods to promote both short and long term appreciation of shareholder value
2012 Total Shareholder Return significantly outperformed the S&P 500, 600, and 1,500 Restaurant indices
Revenue growth, improved margins, and strong Return On Invested Capital performance resulted in incentive plan performance in excess of targets
Initiated full review of compensation practices based on say-on-pay vote results and feedback from shareholders and proxy advisory services in connection with 2011 annual meeting
Instituted a number of revisions to compensation practices as a result of this analysis:
— Revised overall compensation philosophy to target total compensation paid to our executive officers at median of peer group
— Revised stock ownership guidelines to multiple of base salary for executive officers and total cash retainer for non-
employee directors:
– 5x base salary for CEO
– 3x base salary for CFO and Executive Vice Presidents; 2x base salary for all other executive officers
– For non-employee directors, greater of 5,000 shares or 5x the annual cash retainer
– No covered persons may sell any shares until threshold is reached
— Worked to clarify disclosure in CD&A of compensation performance targets and performance relative to them
— Adopted anti-hedging policy for officers and directors

OTHER SHAREHOLDER MATTERS
Shareholder-Friendly Rights Plan is Fully Consistent with ISS Guidelines, Including a 20% Threshold
Adopted in April 2012 in response to threat that Biglari could gain creeping control without paying a control premium
– In his 2011 “Letter From the Chairman,” Biglari said “We…are control investors when we own a sizeable block of stock engendering influence”
– Tennessee law preventing shareholders from voting shares above 20% without shareholder approval is not sufficient.  By acquiring shares above 20%, Biglari could still prevent other shareholders from voting those shares and gain greater influence by virtue of economic ownership
Shareholder-friendly provisions include:
– Rights plan would not be triggered by “qualifying offers” (all-cash, fully financed tender offers that remain open for at least 60 business days)
– Rights plan is focused on creeping acquisitions above 20% and would not deter a non-coercive cash tender offer for all shares
– Rights expire if shareholders do not approve rights plan at November 2012 annual meeting
– If shareholders approve, rights would expire on April 9, 2015
Shareholder-Friendly Rights Plan

WHY YOU SHOULD VOTE THE WHITE PROXY CARD
We have accomplished a great deal over the last year – with more to come
Our reconfigured Board is highly engaged and continuously seeks to create value
We believe Biglari’s and Cooley’s presence would create a conflict of interest and would be detrimental to the functioning of our Board
We again made a good faith offer this year to permit Biglari to appoint two independent directors to the Board and again he rejected.  Is his fight about having representation or just about him?
We believe Biglari’s historic playbook of creeping control and poor corporate governance could harm Cracker Barrel and its shareholders

Appendix

RECONCILIATION OF GAAP BASIS OPERATING RESULTS
TO ADJUSTED NON-GAAP OPERATING RESULTS
(Unaudited and $ in thousands, except per share data)
(1) Severance, other charges and tax effects related to operational restructuring.
(2) (Charges) Gain and tax effects of impairment net of gain on sale of property.
(3) Refinancing costs and tax effects related to the Company's $750 million credit facility.
(4) Charges and tax effects of the proxy contest concluded at the Company's annual meeting of shareholders.
Fourth Quarter Ended August 3, 2012 Fourth Quarter Ended July 29, 2011
As Reported Adjust 53rd Week As Adjusted As Reported Adjust
1,2,3,4
As Adjusted
Total Revenue $ 700,010 (51,059) $ 648,951 $ 612,942 $ 612,942
Store Operating Income 97,577 – (11,093) 86,484 74,660 – 74,660
General and Administrative Expenses 37,671 – (1,370) 36,301 35,323 (2,172) 33,151
Impairment and Store Dispositions, Net – – – – 1,249 (1,044) 205
Operating Income 59,906 – (9,723) 50,183 38,088 3,216 41,304
Interest Expense 11,354 – (811) 10,543 16,327 (5,136) 11,191
Pretax Income 48,552 – (8,912) 39,640 21,761 8,352 30,113
Provision for Income Tax 13,856 – (2,632) 11,224 4,218 2,201 6,419
Net Income $ 34,696 – $ (6,280) $ 28,416 $ 17,543 $ 6,151 $ 23,694
Earning Per Share – Basic $ 1.49 – (0.27) $ 1.22 $ 0.77 $ 0.27 $ 1.04
Earning Per Share – Diluted $ 1.47 – (0.27) $ 1.20 $ 0.75 $ 0.26 $ 1.01
Twelve Months Ended August 3, 2012 Twelve Months Ended July 29, 2011
As Reported Adjust
1,4
53rd Week As Adjusted As Reported Adjust
1,2,3,4
As Adjusted
Total Revenue $ 2,580,195 (51,059) $ 2,529,136 $ 2,434,435 $ 2,434,435
Store Operating Income 337,146 – (11,093) 326,053 305,778 – 305,778
General and Administrative Expenses 146,171 (6,863) (1,370) 137,938 139,222 (2,172) 137,050
Impairment and Store Dispositions, Net – – – – (625) 830 205
Operating Income 190,975 6,863 (9,723) 188,115 167,181 1,342 168,523
Interest Expense 44,687 – (811) 43,876 51,490 (5,136) 46,354
Pretax Income 146,288 6,863 (8,912) 144,239 115,691 6,478 122,169
Provision for Income Tax 43,207 2,027 (2,632) 42,602 30,483 1,707 32,190
Net Income $ 103,081 $ 4,836 $ (6,280) $ 101,637 $ 85,208 $4,771 $ 89,979
Earning Per Share – Basic $ 4.47 $ 0.21 (0.27) $ 4.41 $ 3.70 $ 0.21 $ 3.91
Earning Per Share – Diluted $ 4.40 $ 0.21 (0.27) $ 4.34 $ 3.61 $ 0.20 $ 3.81

BIGLARI HOLDINGS INC

Bob Evans FARMS

The Cheesecake Factory

DARDEN

Denny's

Ruby Tuesday

TEXAS

Cracker Barrel Old Country Store

A NOTE REGARDING PEER SET USED FOR BENCHMARKING
Last year our peer set included:
– Biglari Holdings, Brinker International,
Cheesecake Factory, Darden Restaurants, P.F.
Chang’s China Bistro, Ruby Tuesday, and
Texas Roadhouse
– During the past year P.F. Chang’s China Bistro
was acquired by Centerbridge Partners and is
no longer publicly traded
– Based on feedback received we have added
Bob Evans Farms and Denny’s Corporation both
full-service restaurants chains
We believe this subset of casual and family dining
restaurants represents the most comparable set of
companies to benchmark CBRL performance
– Leading casual / family dining concepts
– Operational comparability
– Similar scale
– Geographical proximity
Rationale for Inclusion Peer Set
Ticker Company Name Logo
BH Biglari Holdings
BOBE Bob Evans Farms
EAT Brinker International
CAKE The Cheesecake Factory
DRI Darden Restaurants
DENN Denny‘s Corporation
RT Ruby Tuesday
TXRH Texas Roadhouse

[illegible]		✓	✓
Biglari Holdings Inc		✓	✓
Bob Evans Farms			✓
Buffalo Wild Wings		✓	✓
The Cheesecake Factory			✓
Cracker Barrel		✓	✓
Chuck E. Cheese's		✓	✓
[illegible]	✓		✓
dineEquity		✓	✓
Darden	✓		✓
[illegible]			✓
Jack		✓	✓

[illegible]	✓		✓
Peet's Coffee & Tea		✓	✓
Panera			✓
Papa John's		✓	✓
Red Robin		✓	✓
Ruby Tuesday		✓	✓
Ruth's Hospitality Group		✓	✓
[illegible]	✓		✓
Sonic		✓	✓
Texas		✓	✓
Wendy's			✓
Yum!	✓		✓

Cracker Barrel Old Country Store

S&P RESTAURANT INDEX COMPOSITION
Respective S&P Restaurant Index Constituents
Ticker Company Name Logo
S&P
500
S&P
600
S&P
1,500
BJRI BJ’s Restaurants
BH Biglari Holdings
BOBE Bob Evans Farms
BWLD Buffalo Wild Wings
CAKE The Cheesecake Factory
Cracker Barrel Old Country Store
CEC CEC Entertainment
CMG Chipotle Mexican Grill
DIN DineEquity
DRI Darden Restaurants
EAT Brinker International
JACK Jack in the Box
CBRL
Ticker Company Name Logo
S&P
500
S&P
600
S&P
1,500
MCD McDonald’s
PEET Peet’s Coffee & Tea
PNRA Panera Bread Company
PZZA Papa John’s International
RRGB Red Robin Gourmet Burgers
RT Ruby Tuesday
RUTH Ruth’s Hospitality Group
SBUX Starbucks
SONC Sonic
TXRH Texas Roadhouse
WEN The Wendy’s Company
YUM Yum! Brands